Exhibit 10.3

CERTAIN INFORMATION INDICATED BY [***] HAS BEEN DELETED FROM THIS EXHIBIT

AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2.

PROMISSORY NOTE

$2,475,000.00	San Diego, California
February 27, 2014

FOR VALUE RECEIVED AND DEBT ACKNOWLEDGED, Mad Catz, Inc., a Delaware corporation, and Mad Catz Interactive, Inc., a corporation organized under the Business Corporation Law of Canada, and its affiliated and subsidiary companies on the one hand (collectively referred to as the “Makers”) promises to jointly and severally pay to the former Stockholders of Tritton Technologies, Inc., or their successor or assigns (collectively referred to as “Holder”), according to the schedule set forth on Exhibit A to this promissory note (this “Note”) the sum of Two Million Four Hundred and Seventy-Five Thousand Dollars ($2,475,000.00).

1. Payments. The payments shall be made according to the schedule set forth on Exhibit A. Payments will be due and payable in lawful money of the United States of America. Each payment will be made to each Holder in accordance with the percentages set forth on Exhibit A.

2. Acceleration. Subject to the provisions of Sections 3 and 4 below, if a default occurs in the performance of any of the agreements in this note, the entire principal sum will at once become due and payable, without notice, at the option of the Holder of this Note. Failure to exercise such option will not constitute a waiver of the right to exercise it in the event of any subsequent default.

3. Limitation on Payments. Notwithstanding anything to the contrary set forth in this Note, this Note shall not accelerate and no violation or default under this Note shall occur or exists for failure to make any payment hereunder if the reason the payment is not made on the appointed date or thereafter is because Makers cannot make such payment because of any default of the banking covenants or because the making of such payment would cause Makers to be in default or otherwise violate the banking covenants, in each case, under (a) that certain Fourth Amended and Restated Loan Agreement dated August 1, 2012 (as amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Loan Agreement”) between Wells Fargo Capital Finance, LLC (“Wells Fargo”), Mad Catz, Inc. (the “Borrower”) and the Obligors party thereto or (b) that certain Consent and Waiver Agreement dated May 28, 2010 (as amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Consent Agreement”) between Wells Fargo, the Borrower and the Obligors party thereto. Even though no acceleration is permitted and no breach or default hereunder shall occur as a result of failure to make a payment for the reasons provided above, Makers will (1) pay simple interest in the amount of 5% per annum on the amount of any payment that is not made in the amount or on the date specified on Exhibit A from the date such payment was supposed to have been made and continuing until the day such payment is actually made and (2) provide Holder with documents sufficient to reasonably demonstrate that making such payment will cause Makers to violate the covenants and obligations under the Loan Agreement and/or the Consent Agreement.

4. Cure. Before acceleration hereunder, Makers shall have the right to cure any default in payment hereunder for a period of thirty (30) days following written notice by Holder to Makers;

provided, however, if any payment is not made due to the limitations on payment described in Section 3 above, then Makers shall have the right to cure such default for a period of five (5) business days following the date that such limitations no longer exist. Makers will use commercially reasonable efforts to cure any violation of such banking covenants.

5. Interest. This Note shall not bear interest

6. Attorneys’ Fees. Makers agree to pay the following costs, expenses, and attorney’s fees paid or incurred by the Holder of this note, or adjudged by a Court if Makers fail to make the payments and such payment is not excused by the provisions set forth in Section 3 above: (1) reasonable costs of collection, reasonable costs, expenses, and attorneys’ fees paid or incurred in connection with the collection or enforcement of this Note, whether or not suit is filed; and (2) costs of such sum as the Court may adjudge as attorneys’ fees in an action to enforce payment of this Note or any part of it.

6. Prepayment. Makers shall have the right at any time to prepay any amount owing, in whole or in part.

7. Default; Right to Accelerate Payment. Subject to the provisions set forth in Sections 3 above, Makers shall be in default of this Note and this Note shall become due and payable in the amount of the principal sum then unpaid and all other amounts owing in connection with this Note and/or the Settlement Agreement of even date herewith by and between Makers and Holder, at the option of the Holder, without notice or demand, upon the occurrence or following of any of the following:

(a)	If Makers fail to pay timely any of the monies due and owing under this Note on the date the sum becomes due and payable or within thirty (30) days thereafter; or

(b)	If Mad Catz Interactive, Inc. or Mad Catz, Inc. files for bankruptcy or executes an assignment for the benefit of creditors.

8. Notice. All notices under this note shall be in writing and shall be delivered by personal service, facsimile transmission, or by certified or registered mail, postage prepaid, return receipt requested, to the parties. Any written notice to any of the parties required or permitted hereunder shall be deemed to have been duly given on the date of service if served personally or if served by facsimile transmission (with confirmation of receipt), or seventy-two (72) hours after the mailing. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as provided hereunder shall be deemed to be receipt of the notice, demand or request sent. Notices to the parties shall be addressed as follows:

Makers:	Name	Mad Catz Inc.
	Address	7480 Mission Valley Rd., Ste. 101
San Diego, CA 92108
Attn: President
	Facsimile	(619) 683-9839

Holder:	Name	Chris Von Huben
	Address	6928 Corte Langosta
Carlsbad, California 92009

9. Assignment. This Note may not be assigned by either party without the written consent of the other party.

10. Governing Law. The validity, interpretation, and performance of this note shall be governed by and in accordance with the laws of the State of California.

11. Amendments. The provisions of this Note may not be amended or modified, unless agreed to, in writing, signed by Makers and the Holder making specific reference to the Note.

12. Severability. If any provision of this Note is found to be invalid or unenforceable, all other provisions shall nonetheless remain in full force and effect to the maximum extent permitted by law.

Makers:

Mad Catz Inc., a Delaware Corporation

By:	/s/ Darren Richardson
Name

Its:	President and CEO
Title

Mad Catz Interactive Inc., a Canadian Business Corporation

By:	/s/ Darren Richardson
Name

Its:	President and CEO
Title

CERTAIN INFORMATION INDICATED BY [***] HAS BEEN DELETED FROM THIS EXHIBIT

AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2.

Exhibit A

Fixed Payment Schedule

	Month	Cumulative

February 2014	—	—

March 2014	—	—

Apr-2014	—	—

May-2014	$***	$***

Jun-2014	$***	$***

Jul-2014	$***	$***

Aug-2014	$***	$***

Sep-2014	$***	$***

Oct-2014	$***	$***

Nov-2014	$***	$***

Dec-2014	$***	$***

Jan-2015	$***	$***

Feb-2015	$***	$***

Mar-2015	$***	$***

Apr-2015	$***	$***

May-2015	$***	$***

Jun-2015	$***	$***

Jul-2015	$***	$***

Aug-2015	$***	$***

Sep-2015	$***	$***

Oct-2015	$***	$***

Nov-2015	$***	$***

Dec-2015	$***	$***

Jan-2016	$***	$***

Feb-2016	$***	$***

Mar-2016	$***	$***

Apr-2016	$***	$***

Payment Percentages

Chris Von Huben	84.0606%
Frank Sansone	5.3131%
Dan Rafferty	5.3131%
PXM Design Inc	5.3131%

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